SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) August 2, 2004
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                          AMCAST INDUSTRIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                          1-9967               31-0258080
--------------------------------- ------------------------- -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)


   7887 Washington Village Drive, Dayton, Ohio                       45459
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code      (937) 291-7000
                                                   ------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure

On August 2, 2004, Amcast Industrial Corporation issued a press release announcing that it had completed the sale of most of the assets of its Flow Control Products division. A copy of such press release is filed as Exhibit 99.1 to this Report and incorporated herein.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           AMCAST INDUSTRIAL CORPORATION


Date:  August 3, 2004      By: /s/ Francis J. Drew
       --------------      ----------------------------------------------------
                                    Francis J. Drew
                                    Vice President, Finance and
                                    Chief Financial Officer






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                                INDEX TO EXHIBITS


99       ADDITIONAL EXHIBITS

         99.1 Press Release of Amcast Industrial Corporation, issued August 2, 2004.











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